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                                PROXY CARD
                        QUICKTURN DESIGN SYSTEMS, INC.
                        SPECIAL MEETING OF STOCKHOLDERS
                               CALLED BY MENTOR

                        THIS PROXY IS SOLICITED BY
           THE BOARD OF DIRECTORS OF QUICKTURN DESIGN SYSTEMS, INC.

  The undersigned hereby appoints Keith R. Lobo and Raymond K. Ostby, each of them, with full power of substitution, the proxies of the undersigned to vote all of the outstanding Common Shares, par value $1.00 per share ("Common Shares"), of Quickturn Design Systems, Inc. (the "Company") that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company called by Mentor (the "Special Meeting"), currently scheduled for January 8, 1999 or at any adjournment or postponement of the Special Meeting, on the following matters which are described in the Proxy Statement of the Board of Directors of the Company, dated September 21, 1998, and the Addendum to Proxy Statement dated December 24, 1998 (collectively, the "Proxy Statement"; all capitalized terms used herein without definition having the meaning set forth therein) as follows:

 THE BOARD OF DIRECTORS OF THE COMPANY RECOMMEND THAT YOU VOTE "AGAINST" EACH
                          OF ITEMS 1 THROUGH 4.
ITEM
1:
To remove all members of the Board of Directors of the Company, other than the Nominees (as defined below), if then directors.


ITEM
2:
To adopt an amendment to Section 3.2 of the Bylaws of the Company to reduce the number of Company Directors from eight to five.
ORF
AGAINST
   ABSTAIN


ORF
AGAINST
   ABSTAIN

ITEM
3:
To elect Mentor's nominees to the Board of Directors of the Company: Gideon Argov, Scott H. Brice, Harry L. Demorest, C. Scott Gibson, and Michael J.K. Savage (collectively, the "Nominees")

(Instruction: To grant
authority to vote for
only one or more
nominees, mark "AGAINST"
above and print the
name(s) of the person(s)
with respect to whom you
wish to grant authority
to vote for in the space
provided below).

------------------------
ITEM
4:
To adopt a stockholder resolution repealing each provision of the Bylaws or any amendment thereto adopted by the Board of Directors of the Company subsequent to March 30, 1998 and prior to the effective date of the Mentor proposals.
ORF
AGAINST
   ABSTAIN


ORF
AGAINST
   ABSTAIN

  The proxies of the undersigned named above are authorized to vote, in their discretion, upon such other matters, procedural or substantive, as may properly come before the Special Meeting and any adjournment or postponement thereof.

                       [PROXY CONTINUED ON REVERSE]

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  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER MARKED HEREIN
BY THE UNDERSIGNED. IF NO MARKING IS MADE AS TO ANY PROPOSAL OR ALL PROPOSALS, THIS PROXY REVOCATION WILL BE VOTED "AGAINST" PROPOSALS 1 THROUGH 4 DESCRIBED ABOVE. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF THE BOARD OF DIRECTORS OF THE COMPANY DATED SEPTEMBER 21, 1998, AND THE ADDENDUM TO PROXY STATEMENT DATED DECEMBER 24, 1998, SOLICITING PROXIES FOR THE SPECIAL MEETING.

  All previous proxies given by the undersigned to vote at the Special Meeting or at any adjournment or postponement thereof are hereby revoked.

                            Please sign exactly as name appears on this Proxy:

                            ---------------------------------------------------
                                                (Signature)

                            ---------------------------------------------------
                                       (Signature, if jointly held)

                            Title:
                              -------------------------------------------------

                            Dated: _______________________________  , 199_

  When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized person.

           PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD
                      PROMPTLY IN THE ENCLOSED ENVELOPE.